UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 17, 2017

SEMGROUP CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-34736	20-3533152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Warren Place

6120 S. Yale Avenue, Suite 1500

Tulsa, OK 74136-4231

(Address of Principal Executive Offices) (Zip Code)

(918) 524-8100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On July 17, 2017, SemGroup Corporation (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K, dated July 17, 2017 (the “Initial Form 8-K”), to report that the Company acquired 100% of the equity interests in Buffalo Parent Gulf Coast Terminals LLC, the parent company of Buffalo Gulf Coast Terminals LLC (“BGCT”) and HFOTCO LLC doing business as Houston Fuel Oil Terminal Company (“HFOTCO”) (the “HFOTCO Acquisition”). This Current Report on Form 8-K/A amends Item 9.01 of the Initial Form 8-K to present certain financial statements of Buffalo Parent Gulf Coast Terminals LLC and to present certain unaudited pro forma financial statements of the Company in connection with the HFOTCO Acquisition.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Filed as Exhibit 99.2 to this Current Report on Form 8-K/A, and incorporated herein by reference, are audited historical consolidated financial statements of Buffalo Parent Gulf Coast Terminals LLC as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 and unaudited historical consolidated financial statements of Buffalo Parent Gulf Coast Terminals LLC as of June 30, 2017 and for the six months ended June 30, 2017 and 2016.

(b)	Pro Forma Financial Information.

Filed as Exhibit 99.3 to this Current Report on Form 8-K/A, and incorporated herein by reference, are unaudited pro forma condensed consolidated financial statements of the Company as of and for the six months ended June 30, 2017, for the year ended December 31, 2016 and for the six months ended June 30, 2016, which have been prepared to give effect to the HFOTCO Acquisition. These unaudited pro forma condensed consolidated financial statements are provided for illustrative purposes only and do not purport to represent what the Company’s actual results of operations or financial position would have been if the HFOTCO Acquisition had occurred on the dates indicated, nor are they necessarily indicative of the Company’s future operating results or financial position.

(d)	Exhibits.

The following exhibits are filed or furnished herewith.

Exhibit Number	Description

4.1*	Amended and Restated Bond Indenture, dated as of August 19, 2014, between Harris County Industrial Development Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee, relating to $75 million Series 2010 Marine Terminal Revenue Bonds.

4.2*	Amended and Restated Bond Indenture, dated as of August 19, 2014, between Harris County Industrial Development Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee, relating to $50 million Series 2011 Marine Terminal Revenue Bonds.

4.3*	Amended and Restated Bond Indenture, dated as of August 19, 2014, between Harris County Industrial Development Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee, relating to $100 million Series 2012 Marine Terminal Revenue Bonds.

4.4*	Continuing Covenant Agreement, dated as of August 19, 2014, between HFOTCO, as obligor, BGCT, as the parent, Bank of America, N.A., as administrative agent and collateral agent, and the bondholders party thereto.

4.5*	Consent and Amendment to Continuing Covenant Agreement, dated as of June 5, 2017, between HFOTCO, as obligor, BGCT, as the parent, Bank of America, N.A., as administrative agent and collateral agent, and the bondholders party thereto.

Exhibit Number	Description

4.6*	Loan Agreement, dated as of November 1, 2010, by and between HFOTCO and Harris County Industrial Development Corporation, relating to $75 million Series 2010 Marine Terminal Revenue Bonds.

4.7*	Loan Agreement, dated as of December 1, 2011, by and between HFOTCO and Harris County Industrial Development Corporation, relating to $50 million Series 2011 Marine Terminal Revenue Bonds.

4.8*	Loan Agreement, dated as of October 1, 2012, by and between HFOTCO and Harris County Industrial Development Corporation, relating to $100 million Series 2012 Marine Terminal Revenue Bonds.

4.9*	First Amendment to Loan Agreement, dated as of August 19, 2014, by and between HFOTCO and Harris County Industrial Development Corporation, relating to $75 million Series 2010 Marine Terminal Revenue Bonds.

4.10*	First Amendment to Loan Agreement, dated as of August 19, 2014, by and between HFOTCO and Harris County Industrial Development Corporation, relating to $50 million Series 2011 Marine Terminal Revenue Bonds.

4.11*	First Amendment to Loan Agreement, dated as of August 19, 2014, by and between HFOTCO and Harris County Industrial Development Corporation, relating to $100 million Series 2012 Marine Terminal Revenue Bonds.

10.1*	Registration Rights Agreement by and among SemGroup Corporation, Buffalo Investor I, LP and Buffalo Investor II, LP, dated as of July 17, 2017.

10.2*	Credit Agreement, dated as of August 19, 2014, among BGCT, as the parent, HFOTCO, as the borrower, Morgan Stanley Senior Funding, Inc., as administrative agent, Bank of America, N.A., as collateral agent, and the lenders party thereto.

10.3*	Consent and Amendment No. 1 to Credit Agreement, dated as of June 14, 2017, among BGCT, as the parent, HFOTCO, as the borrower, Morgan Stanley Senior Funding, Inc., as administrative agent, Bank of America, N.A., as collateral agent, and the lenders party thereto.

23.1**	Consent of BDO USA, LLP.

99.1*	Press Release dated July 17, 2017, issued by the Company.

99.2**	Historical Consolidated Financial Statements of Buffalo Parent Gulf Coast Terminals LLC.

99.3**	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company.

*	Previously filed or furnished with the Initial Form 8-K.
**	Filed with this Current Report on Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMGROUP CORPORATION

Date: August 31, 2017	By:	/s/ William H. Gault
William H. Gault
Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1*	Amended and Restated Bond Indenture, dated as of August 19, 2014, between Harris County Industrial Development Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee, relating to $75 million Series 2010 Marine Terminal Revenue Bonds.

4.2*	Amended and Restated Bond Indenture, dated as of August 19, 2014, between Harris County Industrial Development Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee, relating to $50 million Series 2011 Marine Terminal Revenue Bonds.

4.3*	Amended and Restated Bond Indenture, dated as of August 19, 2014, between Harris County Industrial Development Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee, relating to $100 million Series 2012 Marine Terminal Revenue Bonds.

4.4*	Continuing Covenant Agreement, dated as of August 19, 2014, between HFOTCO, as obligor, BGCT, as the parent, Bank of America, N.A., as administrative agent and collateral agent, and the bondholders party thereto.

4.5*	Consent and Amendment to Continuing Covenant Agreement, dated as of June 5, 2017, between HFOTCO, as obligor, BGCT, as the parent, Bank of America, N.A., as administrative agent and collateral agent, and the bondholders party thereto.

4.6*	Loan Agreement, dated as of November 1, 2010, by and between HFOTCO and Harris County Industrial Development Corporation, relating to $75 million Series 2010 Marine Terminal Revenue Bonds.

4.7*	Loan Agreement, dated as of December 1, 2011, by and between HFOTCO and Harris County Industrial Development Corporation, relating to $50 million Series 2011 Marine Terminal Revenue Bonds.

4.8*	Loan Agreement, dated as of October 1, 2012, by and between HFOTCO and Harris County Industrial Development Corporation, relating to $100 million Series 2012 Marine Terminal Revenue Bonds.

4.9*	First Amendment to Loan Agreement, dated as of August 19, 2014, by and between HFOTCO and Harris County Industrial Development Corporation, relating to $75 million Series 2010 Marine Terminal Revenue Bonds.

4.10*	First Amendment to Loan Agreement, dated as of August 19, 2014, by and between HFOTCO and Harris County Industrial Development Corporation, relating to $50 million Series 2011 Marine Terminal Revenue Bonds.

4.11*	First Amendment to Loan Agreement, dated as of August 19, 2014, by and between HFOTCO and Harris County Industrial Development Corporation, relating to $100 million Series 2012 Marine Terminal Revenue Bonds.

10.1*	Registration Rights Agreement by and among SemGroup Corporation, Buffalo Investor I, LP and Buffalo Investor II, LP, dated as of July 17, 2017.

10.2*	Credit Agreement, dated as of August 19, 2014, among BGCT, as the parent, HFOTCO, as the borrower, Morgan Stanley Senior Funding, Inc., as administrative agent, Bank of America, N.A., as collateral agent, and the lenders party thereto.

10.3*	Consent and Amendment No. 1 to Credit Agreement, dated as of June 14, 2017, among BGCT, as the parent, HFOTCO, as the borrower, Morgan Stanley Senior Funding, Inc., as administrative agent, Bank of America, N.A., as collateral agent, and the lenders party thereto.

23.1**	Consent of BDO USA, LLP.

99.1*	Press Release dated July 17, 2017, issued by the Company.

99.2**	Historical Consolidated Financial Statements of Buffalo Parent Gulf Coast Terminals LLC.

99.3**	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company.

*	Previously filed or furnished with the Initial Form 8-K.
**	Filed with this Current Report on Form 8-K/A.

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